UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2013

_____________________
 VERSO PAPER CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

_______________________

6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436
(Address of principal executive offices) (zip code)
(901) 369-4100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.
On November 7, 2013, Verso Paper Corp. issued a news release announcing its earnings for the third quarter of 2013.  A copy of the news release is included as Exhibit 99.1 to this report. This information, furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of Verso Paper Corp.’s previous or future filings under the Securities Act of 1933, as amended.
Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit is included with this report.

Exhibit
Number	Description of Exhibit

99.1	News release issued by Verso Paper Corp. on November 7, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2013

VERSO PAPER CORP.

	By:	/s/ David J. Paterson
David J. Paterson
President and Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release issued by Verso Paper Corp. on November 7, 2013.